UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 20, 2003

QUICKLOGIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1277 Orleans Drive, Sunnyvale, California	94089-1138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 990-4000

(Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

On May 20, 2003, QuickLogic Corporation issued a press release announcing the election of Henry Montgomery to QuickLogic’s board of directors.  A copy of QuickLogic’s press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

The following exhibit is furnished as a part of this report:

Exhibit No. 99.1        Press release dated May 20, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKLOGIC CORPORATION

/s/ Carl M. Mills
Carl M. Mills
Chief Financial Officer (Principal Accounting Officer and officer duly authorized to sign this report on behalf of QuickLogic)

Date: May 20, 2003

EXHIBIT INDEX

Number	Description

99.1	Press release dated May 20, 2003.